Filed under Rule 497(k)

Registration No. 002-83631

VALIC Company I

Core Equity Fund

(the “Fund”)

Supplement dated April 20, 2017, to the Fund’s

Summary Prospectus dated October 1, 2016, as supplemented and amended to date

Effective immediately, all reference to Bart Greer, with BlackRock Investment Management, LLC (“BlackRock”), sub-adviser to the Fund, is hereby deleted.

In the section entitled “Fund Summary: Core Equity Fund – Investment Adviser,” the table under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title

Peter Stournaras, CFA	2012	Managing Director and Portfolio Manager
Carrie King	2012	Managing Director and Portfolio Manager
Joseph Wolfe	2017	Director and Portfolio Manager

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.